Related party transactions	12 Months Ended
Dec. 31, 2021
Related party transactions [Abstract]
Related party transactions [Text Block]

32. Related party transactions

In 2021, interest revenues of $3.6 million were recorded on notes receivable from associates ($2.7 million in 2020). As at December 31, 2021, interests receivable from associates of $4.6 million are included in amounts receivable ($1.9 million as at December 31, 2020). Loans, notes receivable, and a convertible debenture from associates amounted to $42.3 million as at December 31, 2021 ($33.4 million as at December 31, 2020) and were included in other investments on the consolidated balance sheets.

Additional transactions with related parties are described under Notes 6, 7, 12, 13, 33 and 34.